NOTICE OF GUARANTEED DELIVERY
FOR

STENA AB (PUBL)

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Stena AB (publ) (the ‘‘Company’’) made pursuant to the Prospectus, dated                                (the ‘‘Prospectus’’), if certificates for the outstanding 7% Senior Notes due 2016 of the Company (the ‘‘Original Notes’’) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach JPMorgan Chase Bank, N.A., as exchange agent (the ‘‘Exchange Agent’’) prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

Delivery To:

JPMorgan Chase Bank, N.A.,
Exchange Agent

By Regular Mail: JPMorgan Chase Bank, N.A. ITS Bond Events P.O. Box 2320 Dallas, TX 75221	By Registered or Certified Mail, or Overnight Delivery after 4:30 pm on the Expiration Date: JPMorgan Chase Bank, N.A. ITS Bond Events 2001 Bryan Street, 9th Floor Dallas, TX 75201

Attention: Frank Ivins

For Information Call:
(800) 275-2048

By Facsimile Transmission
(for Eligible Institutions only):
(214) 468-6494

Attention: Frank Ivins

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in ‘‘The Exchange Offer—Guaranteed Delivery Procedures’’ section of the Prospectus.

Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:*

$______________________________________

Certificate Nos. (if available):

If Original Notes will be delivered by book-entry
transfer to The Depository Trust Company,
provide account number.

Total Principal Amount Represented by
Original Notes Certificate(s):

$______________________________________

Account Number__________________________

*	Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

PLEASE SIGN HERE

Principal Amount at Maturity of Old Notes
Tendered:*______________________________

______________________________________

Certificate Nos. (if available):

If Old Notes will be delivered by book-entry transfer to the Depository Trust Company, provide account number.

______________________________________

Total Principal Amount at Maturity Represented by Old Notes Certificate(s):

$______________________________________

Account Number __________________________

*    Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

Please Sign Here

X______________________________________

X______________________________________

Signature(s) of Owner(s) or Authorized
Signatory

Date__________________________________

Area Code and Telephone Number:

Please Print Name(s) and Address(es)

Name(s):________________________________

______________________________________

______________________________________

Capacity:________________________________

______________________________________

Address(es):______________________________

______________________________________

______________________________________

X    ____________________________________________________        __________________________

X    ____________________________________________________        __________________________

Signature(s) of Owner(s)  Date
or Authorized Signatory

Area Code and Telephone Number:    ____________________________________________________

Please Print Name(s) and Address(es)

Name(s):  ______________________________________________________________________

______________________________________________________________________________

Capacity:             ______________________________________________________________________

Address(es):      ______________________________________________________________________

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

GUARANTEE
(Not to be Used for Signature Guarantees)

The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in ‘‘The Exchange Offer—Guaranteed Delivery Procedures’’ section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

Name of Firm

Address

Zip Code

Area Code and Tel. No.____________________

Authorized Signature

Title

Name:__________________________________

(Please Type or Print)

Dated:__________________________________

NOTE:	DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.